UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2015
Amedica Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 839-3500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On September 8, 2015, Amedica Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report on, among other things, the issuance and sale of an aggregate of 13,123,360 shares of common stock and Series B Warrants to purchase 13,123,360 shares of common stock for an aggregate purchase price of $0.381 per share of common stock and Series B Warrant (the “Offering”). The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-205545), which became effective on July 20, 2015. Gross proceeds from the Offering are approximately $5.0 million. This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto. Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Series A Warrant
4.2*	Form of Series B Warrant
4.3*	Form of Series C Warrant
4.4*	Form of Series D Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1*
Consent and First Amendment to Loan and Security Agreement dated September 8, 2015 by and among Hercules Technology Growth Capital, Inc., the financial institutions signatory thereto, Amedica Corporation, and the guarantors signatory thereto.

10.2*	First Amendment to Warrant to Purchase Shares of Common Stock of Amedica Corporation dated September 8, 2015, by and between Amedica Corporation and Hercules Technology III, L.P.
10.3*	Settlement and Waiver Agreement dated September 8, 2015, by and among Amedica Corporation and MG Partners II, Ltd.
10.4*	Placement Agency Agreement between Amedica Corporation and Ladenburg Thalmann & Co. Inc.
10.5*	Form of Securities Purchase Agreement between Amedica Corporation and the Purchasers Dated September 8, 2015
10.6*	Form of Registration Rights Agreement
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)
99.1*	Press Release Dated September 8, 2015
* Filed Previously.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMEDICA CORPORATION
Date: September 9, 2015
By: /s/ Ty Lombardi
Name: Ty Lombardi
Title: Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Form of Series A Warrant
4.2*	Form of Series B Warrant
4.3*	Form of Series C Warrant
4.4*	Form of Series D Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1*
Consent and First Amendment to Loan and Security Agreement dated September 8, 2015 by and among Hercules Technology Growth Capital, Inc., the financial institutions signatory thereto, Amedica Corporation, and the guarantors signatory thereto.

10.2*	First Amendment to Warrant to Purchase Shares of Common Stock of Amedica Corporation dated September 8, 2015, by and between Amedica Corporation and Hercules Technology III, L.P.
10.3*	Settlement and Waiver Agreement dated September 8, 2015, by and among Amedica Corporation and MG Partners II, Ltd.
10.4*	Placement Agency Agreement between Amedica Corporation and Ladenburg Thalmann & Co. Inc.
10.5*	Form of Securities Purchase Agreement between Amedica Corporation and the Purchasers Dated September 8, 2015
10.6*	Form of Registration Rights Agreement
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)
99.1*	Press Release Dated September 8, 2015
* Filed Previously.

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